UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

Clover Health Investments, Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39252	98-1515192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 Cool Springs Boulevard, Suite 320,

Franklin, Tennessee 37067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 432-2133

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	CLOV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Common Stock at an exercise price of $11.50	CLOVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

Clover Health Investments, Corp. (the “Company”) is filing this Current Report on Form 8-K for the purpose of updating the prospectus, dated January 27, 2021, pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, relating to the registration statement on Form S-1 (No. 333-252073), filed with the Securities and Exchange Commission on January 27, 2021 and the proxy statement/prospectus, dated December 11, 2020, pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, relating to the registration statement on Form S-4 (No. 333-249558), filed with the Securities and Exchange Commission on December 14, 2020.

The Company is filing with this Current Report on Form 8-K as Exhibit 99.1 the following financial information: Unaudited Consolidated Balance Sheets: Selected Metrics as of December 31, 2020 and 2019 and Unaudited Consolidated Statements of Operations for the three months ended December 31, 2020 and 2019 and for the fiscal years ended December 31, 2020 and 2019.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits.

Exhibit No.	Description

99.1	Unaudited Consolidated Balance Sheets: Selected Metrics as of December 31, 2020 and 2019 and Unaudited Consolidated Statements of Operations for the three months ended December 31, 2020 and 2019 and for the fiscal years ended December 31, 2020 and 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOVER HEALTH INVESTMENTS, CORP.

Date: March 1, 2021	By:	/s/ Joseph Wagner
Joseph Wagner
Chief Financial Officer

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